UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2020

LIBERTY OILFIELD SERVICES INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38081	81-4891595
(State of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

950 17th Street, Suite 2400

Denver, Colorado 80202

(Address of principal executive officer)

(303) 515-2800

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	LBRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission by Liberty Oilfield Services Inc., a Delaware corporation (the “Company”), on January 4, 2021 (the “Original Liberty Form 8-K”), on December 31, 2020, the Company, Liberty Oilfield Services New HoldCo LLC, a Delaware limited liability company, the managing member of which is the Company (“US Buyer”), and LOS Canada Operations Inc., a British Columbia corporation, and indirect, wholly-owned subsidiary of US Buyer (“Canadian Buyer”), completed the previously announced transactions contemplated by that certain Master Transaction Agreement, dated as of August 31, 2020, by and among the Company, US Buyer, Canadian Buyer, Schlumberger Technology Corporation, a Texas corporation (“Schlumberger US”), and Schlumberger Canada Limited, a corporation organized pursuant to the laws of the Province of Alberta (together with Schlumberger US, the “Schlumberger Parties”), pursuant to which US Buyer and Canadian Buyer acquired the Schlumberger Parties’ onshore hydraulic fracturing business (“OneStim”) in the United States and Canada, including its pressure pumping, pumpdown perforating, and Permian frac sand businesses (the “OneStim Acquisition”).

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Original Liberty Form 8-K to provide the following:

•

the unaudited and audited combined financial statements of OneStim (for the periods described in Item 9.01(a) below), the notes related thereto and the Report of Independent Auditors, as applicable; and

•	the unaudited pro forma condensed combined financial information described in Item 9.01(b) below.

No other modifications to the Original Liberty Form 8-K are being made by this Amendment. This Amendment should be read in connection with the Original Liberty Form 8-K, which provides a more complete description of the OneStim Acquisition.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

•

Unaudited combined financials statements of OneStim as of and for the nine months ended September 30, 2020 and September 30, 2019 and the related notes to the combined financial statements, attached hereto as Exhibit 99.1; and

•

Audited combined financial statements of OneStim as of and for the years ended December 31, 2019 and December 31, 2018 and the related notes to the combined financial statements, attached hereto as Exhibit 99.2.

(b) Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the OneStim Acquisition, attached as Exhibit 99.3 hereto:

•	Unaudited Pro Forma Condensed Combined Balance Sheet and Statements of Operations as of and for the nine months ended September 30, 2020 and for the year ended December 31, 2019; and

•	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Historical Unaudited Combined Financial Statements of OneStim for the Nine Months Ended September 30, 2020 and September 30, 2019

99.2	Historical Audited Combined Financial Statements of OneStim for the Years Ended December 31, 2019 and December 31, 2018

99.3	Unaudited Pro Forma Condensed Combined Financial Information

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature

/s/ Michael Stock
Date: February 5, 2021	By:	Michael Stock
Chief Financial Officer (Principal Financial Officer)

/s/ Ryan T. Gosney
Date: February 5, 2021	By:	Ryan T. Gosney
Chief Accounting Officer (Principal Accounting Officer)